EXECUTION VERSION

AGENCY RESIGNATION AND APPOINTMENT AGREEMENT
and
AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT
This AGENCY RESIGNATION AND APPOINTMENT AGREEMENT AND AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT, dated as of April 5, 2021 (this “Agreement”), is entered into among ABN AMRO CAPITAL USA LLC (“ABN USA”), as facility agent under the Loan Documents (as defined in the Credit Agreement referred to below), ABN USA, as Arranger under the Credit Agreement referred to below (ABN USA in its capacity as facility agent and in its capacity as arranger, collectively, the “Resigning Facility Agent”), ABN USA, as security trustee under the Loan Documents (as defined in the Credit Agreement referred to below) (in such capacity, the “Resigning Security Trustee” and together with the Resigning Facility Agent, the “Resigning Parties”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), in its capacity as Successor Party (as defined below), EAGLE BULK ULTRACO LLC, a Marshall Islands limited liability company (the “Borrower”), EAGLE BULK SHIPPING INC., a Marshall Islands corporation (the “Parent”), and its subsidiaries (other than the Borrower) which are parties hereto as guarantors (the “Upstream Guarantors”, and collectively with the Parent and the Borrower, the “Obligors”) or as managers, those Lenders under the Credit Agreement which are parties hereto (the “Consenting Lenders”) and which collectively constitute all the Lenders (as defined in the Credit Agreement), the Swap Banks (as defined in the Credit Agreement), the Mandated Lead Arrangers (as defined in the Credit Agreement) and the Bookrunners (as defined in the Credit Agreement).
Reference is made to that certain Credit Agreement, dated as of January 25, 2019, as amended by a First Amendment to Credit Agreement, dated as of October 1, 2019, as further amended by a Second Amendment to Credit Agreement, dated as of April 20, 2020, as further amended by a Third Amendment to Credit Agreement, dated as of June 9, 2020, and as further amended by a Side Letter, dated as of July 30, 2020 (as amended and restated hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), made by, among others, the Obligors, the Lenders from time to time party thereto, the Swap Banks from time to time party thereto, the Resigning Facility Agent and the Resigning Security Trustee (as such terms are defined in the Credit Agreement), in the original amount of up to $210,000,000, as increased by the First Incremental Commitments in the amount of up to $34,320,000, as further increased by the Second Incremental Commitments in the amount of up to $22,550,000, and to be increased hereby by the Third Incremental Commitments (as defined in the Credit Agreement as amended and restated hereby) in an aggregate principal amount equal to the lesser of (i) $16,500,000 and (ii) 50% of the aggregate Fair Market Value of any Additional Vessel, and in any case in a maximum borrowed amount of $5,500,000 per Additional Vessel financed by the relevant Borrowing. Unless otherwise indicated, all capitalized terms used and not defined herein shall have the meanings provided such terms in the Credit Agreement.
The Resigning Parties have notified the Obligors and the Lenders of their desire to resign as Facility Agent and Security Trustee and in all other capacities under the Credit Agreement and the other Loan Documents and CACIB desires to be appointed as the successor
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Facility Agent and Security Trustee (CACIB in such capacities, the “Successor Party”) under the Credit Agreement and the other Loan Documents;
The Lenders and the Obligors, by entering into this Agreement, are consenting to the resignation of the Resigning Parties and the appointment of CACIB as Successor Party under the Credit Agreement and the other Loan Documents and the making of such technical amendments to the Credit Agreement and the other Loan Documents as may be required or advisable in the judgment of the Successor Party to effectuate the purposes of this Agreement (the “Agency Transfer Amendments”) including the assignment to the Successor Party of all of the Resigning Parties’ respective rights and obligations as Facility Agent and Security Trustee under the Credit Agreement and the other Loan Documents (the “ABN Assignments”).
Concurrently with the execution and delivery of this Agreement, the Obligors, the Resigning Parties and the Successor Party have entered into or will enter into certain other documents and agreements including with respect to the Foreign Security Documents referred to below in order to effectuate the Agency Transfer Amendments;
The parties hereto additionally wish to amend and restate the Credit Agreement for purposes of, among other things, permitting and giving effect to the Third Incremental Commitments to finance the acquisition by Additional Guarantors of Additional Vessels (as such terms are defined in the Credit Agreement as amended and restated hereby), such amendment and restatement to be given effect immediately following the ABN Assignments’ being given effect.
In consideration of the foregoing and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:
1.Resignation.
(a)Pursuant to Section 10.06 of the Credit Agreement, the Resigning Parties hereby deliver notice of their resignation as Facility Agent, Security Trustee and Arranger, under the Credit Agreement and the other Loan Documents to the Borrower and the Lenders (the “Agent Resignation”) effective as of the Amendment and Restatement Effective Date (as defined below). The parties hereto hereby acknowledge, confirm and agree that, on and after the Amendment and Restatement Effective Date, without any further act or deed by any party, (i) the Resigning Parties shall be discharged from their duties and obligations under the Credit Agreement and the other Loan Documents and (ii) except for any indemnity payments owed to the Resigning Parties, all payments, communications and determinations provided to be made by, to or through the Facility Agent or Security Trustee shall instead be made by the Successor Party; provided, however, the Resigning Parties shall, at the expense and written direction of the Borrower and/or the Successor Party, execute and deliver such further instruments and do such other things necessary, desirable or otherwise reasonably requested by the Borrower or the Successor Party to vest and confirm in the Successor Party all of the rights, powers and duties hereby assigned to them and to more fully implement the purposes of this Agreement and to evidence the appointment of Successor Party as the Facility Agent and the
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Security Trustee and to evidence, assign and/or perfect the security interests and Liens granted pursuant to the Loan Documents.
2.Appointment and Omnibus Amendment.
(a)Effective as of the Amendment and Restatement Effective Date (as defined below), (i) the Lenders hereby appoint, in accordance with 10.06 of the Credit Agreement, the Successor Party as the Facility Agent and Security Trustee under the Credit Agreement and the other Loan Documents (the “Appointment”), and (ii) the Successor Party hereby accepts its appointment as the Facility Agent and as the Security Trustee under the Credit Agreement and other Loan Documents. On and after the Amendment and Restatement Effective Date, (1) CACIB shall automatically succeed to all the rights, powers and duties of the Facility Agent and Security Trustee, (2) all references in the Credit Agreement and the other Loan Documents to the term “Facility Agent”, “Security Trustee”, “Agent”, the “trustee” or other similar words shall mean CACIB as the Successor Party in such capacities, and (3) each of the Resigning Parties shall be automatically discharged from all of its duties and obligations as the Facility Agent and Security Trustee under the Credit Agreement and the other Loan Documents. Each of the parties hereto agrees to execute, at the Borrower’s sole cost and expense, all documents necessary or appropriate to evidence the appointment of CACIB as the successor Facility Agent and/or Security Trustee.
(b)Effective as of the Amendment and Restatement Effective Date (as defined below) (i) each exhibit to the Credit Agreement is hereby amended to replace all references therein to “ABN AMRO Capital USA LLC” in its capacities as Facility Agent, Arranger or Security Trustee with “Crédit Agricole Corporate and Investment Bank” and to replace any notice provisions to the Facility Agent with the following: “Crédit Agricole Corporate and Investment Bank, acting through its office at 12 Place des Etats Unis – 92547 Montrouge Cedex – France”, and (ii) each Security Document (other than the Vessel Mortgages and the Account Pledges in respect of the Operating Accounts) is hereby amended to replace all references therein to “ABN AMRO Capital USA LLC” in its capacities as Facility Agent, Arranger or Security Trustee with “Crédit Agricole Corporate and Investment Bank” in the capacity of Facility Agent, Arranger or Security Trustee, as applicable.
(c)Notwithstanding anything to the contrary contained in the Credit Agreement and the other Loan Documents, the parties hereto (and the Lenders and other Finance Parties by their acceptance and authorization of this Agreement and the other amendments to the Loan Documents contemplated herein and including without limitation the amendment and restatement of the Credit Agreement pursuant to Section 4 of this Agreement) hereby acknowledge and ratify the resignation of the Resigning Parties.
3.Waivers and Consents. The Borrower and the Guarantors hereby (i) acknowledge the Resignations and (ii) consent to the Appointment. The Borrower, the Guarantors and the Required Lenders each hereby acknowledge and agree that the notice requirement provided for under Section 10.06 of the Credit Agreement for each Resigning Party’s Resignation has been satisfied.
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4.Amendment and Restatement of Credit Agreement. Subject to the terms and conditions set forth herein, effective on the Amendment and Restatement Effective Date and immediately following the ABN Assignments, the Credit Agreement is hereby amended and restated in the form attached as Exhibit A hereto.
5.Direction
.
(a)Pursuant to Sections 10.06 and 11.02 of the Credit Agreement, the Consenting Lenders hereby direct the Resigning Parties to enter into this Agreement and to direct the Resigning Security Trustee to enter into the amendments and assignments of the Vessel Mortgages and the Account Pledges pursuant to this Amendment and as further detailed in paragraphs (b) and (c) below.
(b)The Consenting Lenders hereby direct the Successor Party to direct the Resigning Security Trustee to execute on the date hereof each Assignment of Account Pledge listed on Schedule V attached hereto (the “Account Pledge Assignments”), and the Successor Party hereby directs the Resigning Security Trustee to execute on the date hereof the Account Pledge Assignments.
(c)The Consenting Lenders hereby direct the Successor Party to direct the Resigning Security Trustee to execute on the date hereof each Amendment and Assignment of Vessel Mortgage listed on Schedule VI attached hereto (the “Mortgage Amendments and Assignments”), and the Successor Party hereby directs the Resigning Security Trustee to execute on the date hereof the Mortgage Amendments and Assignments.
6.Resigning Party’s Certification. Each Resigning Party hereby certifies, with respect to itself, on and as of the Amendment and Restatement Effective Date that:
(a)Disbursement Status. In the case of the Resigning Facility Agent, it has delivered to the Successor Party (i) a schedule, as of the Amendment and Restatement Effective Date, a copy of which is attached hereto as Schedule I, which schedule reflects as of the Amendment and Restatement Effective Date the most current information in the Resigning Facility Agent’s possession relating to the outstanding principal amount of, and any accrued and unpaid interest payable on, the Loans owed to each Lender, and (ii) the most recent version of the register.
(b)Defaults, Waivers, Reservation of Rights. Each Resigning Party has not, as of the Amendment and Restatement Effective Date, (i) received from the Borrower, any other Security Party, or any Finance Party, any notice of a Default or Event of Default that has occurred and is, to the actual knowledge of each Resigning Party, continuing under the Credit Agreement or any other Loan Document, or (ii) sent any letters or notices to the Borrower or any other Security Party purporting to reserve any of its rights under the Credit Agreement and the other Loan Documents.
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(c)Authority. It is duly authorized, pursuant to Section 10.06 of the Credit Agreement and the other Loan Documents, to execute and perform its obligations under this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Resigning Party, enforceable against such Resigning Party in accordance with its terms.
7.Covenants of the Resigning Party. Each Resigning Party agrees that from and after the Amendment and Restatement Effective Date, it shall, at the expense of the Borrower, (i) deliver, promptly to the Successor Party, copies of any written notices and other written requests delivered by any Security Party or any Finance Party to each Resigning Party after the Amendment and Restatement Effective Date in accordance with the notice provisions in Section 11.01 of the Credit Agreement (as in effect on the date hereof), (ii) execute all documents as may be necessary, desirable or otherwise reasonably requested in writing by the Successor Party to transfer the powers, Liens, security interests, mortgages, powers of attorney and all other rights and privileges of such Resigning Party under the Loan Documents, in its capacity as Facility Agent or Security Trustee, as applicable, to the Successor Party and (iii) take all other actions reasonably requested in writing by the Successor Party or its representatives to facilitate the transfer of information and assignment of such powers, Liens, security interests, mortgages, powers of attorney and all other rights and privileges to the Successor Party in connection with the Loan Documents (including any rights required to evidence, maintain and/or continue perfection of any such powers, Liens, security interests, mortgages, powers of attorney, rights and privileges under local law). It is the intention and understanding of each Resigning Party and the Successor Party that any exchange of information under this Agreement that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Amendment and Restatement Effective Date (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) shall not diminish the confidentiality of the Privileged Information and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by each Resigning Party or the Successor Party. Other than as expressly set forth herein, each Resigning Party makes no representation or warranty and assumes no responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement and the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Agreement and the other Loan Documents or any other instrument or document furnished pursuant thereto, or (b) the financial condition of the Security Parties or the performance or observance by the Security Parties of any of their respective obligations under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto.
8.Covenants/Representation of the Successor Party. The Successor Party agrees to be bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as the Successor Party, in each case with respect to periods commencing after the Amendment and Restatement Effective Date. The Successor Party represents and warrants that it is duly authorized to execute
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this Agreement and to perform its obligations under this Agreement, the Credit Agreement and the other Loan Documents.
9.Collateral.
(a)Assignment and Assumption of Collateral.
To the extent the same has not previously occurred by operation of law or otherwise, for agreed consideration, as of the Amendment and Restatement Effective Date (and immediately prior to the effectiveness of its resignation hereunder), the Resigning Security Trustee hereby irrevocably and unconditionally grants, assigns, transfers and conveys to the Successor Party as Security Trustee for the benefit of the Successor Party and the other Finance Parties, and the Successor Party hereby accepts such grant, assignment, transfer and conveyance from the Resigning Security Trustee, without recourse, warranty or representation, express or implied, statutory or otherwise, to the extent provided to the Resigning Security Trustee under the Loan Documents, all powers of attorney, security interests, mortgages, Liens, Collateral and other rights, titles, indemnities, interests, privileges, claims, demands, equities and charges of the Resigning Security Trustee as the mortgagee, secured party or beneficiary, whether now or hereafter existing under or pursuant to the Assigned Loan Documents (as defined on Schedule II hereto), any other Loan Documents or any other liens of record in favor of the Resigning Security Trustee in its capacity as the Security Trustee under the Loan Documents, and all other rights, benefits, remedies and privileges of the Resigning Security Trustee in its capacity as the holder, secured party, pledgee or beneficiary of the security and the Collateral under or pursuant to the Credit Agreement, the Assigned Loan Documents and the other Loan Documents (collectively, the “Assigned Security Interests”) to have and to hold the Assigned Security Interests and the Collateral unto the Successor Party, for its and the other Finance Parties’ benefit and for the benefit of their successors and assigns, forever.
To the extent the same has not previously occurred by operation of law or otherwise, for agreed consideration, as of the Amendment and Restatement Effective Date, the Resigning Security Trustee hereby grants, assigns, transfers and conveys (which for the avoidance of doubt shall not constitute novation) to the Successor Party in its capacity as Security Trustee for the benefit of the Successor Party and the other Finance Parties all of its rights, title, interests and benefits under the Credit Agreement (and in particular the claims arising under clause 8.12 (Parallel Liability) of the Credit Agreement); provided that (i) any Security Document and other Loan Documents governed by laws other than the laws of a State of the United States or the District of Columbia (the “Foreign Security Documents”) shall be assigned, transferred, conveyed and granted under the laws of the jurisdiction to which such Foreign Security Document was granted and (ii) to the extent any such additional documentation or other filings or evidence are required to evidence, effect or otherwise document such transfers or continue the perfection of the Facility Agent and the Security Trustee therein, the parties hereto agree that such documents, filings and other evidence to effect or evidence (of public record or otherwise) the transactions herein contemplated may be entered into by the Obligors, the Resigning Parties and/or the Successor Parties without further consent or action of any other Finance Parties.
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Each party hereto agrees that the Successor Party is authorized (but not required), on and after the Amendment and Restatement Effective Date, as it may deem necessary or appropriate to file initial financing statements and/or assignments of or amendments to financing statements under the Uniform Commercial Code or other law of the State of New York or other foreign law and to make any other registration, recording or filings and to dispatch any notices effect or evidence (of public record or otherwise) the transactions herein contemplated required in any relevant jurisdiction, in each instance covering any of the Collateral described in any Loan Document.
(b)Delivery of Possessory Collateral. Part 1 of Schedule III sets forth all possessory Collateral (if any) to be delivered to the Successor Party. On the Amendment and Restatement Effective Date, the Resigning Security Trustee, as applicable, shall deliver to the Successor Party, and the Successor Party shall take physical possession of, any and all such possessory Collateral and the accompanying powers or endorsements. Promptly after its receipt thereof, the Successor Party shall confirm to the Borrower and the Resigning Security Trustee in writing that it has received each item of possessory Collateral listed on Part 1 of Schedule III hereto.
(c)Reliance by Successor Party. It is acknowledged and agreed by each of the parties hereto that CACIB, in succeeding to the positions of Facility Agent and Security Trustee, (i) has undertaken no analysis of the Security Documents or the Collateral and (ii) has made no determination as to (x) the validity, enforceability, effectiveness or priority of any Liens granted or purported to be granted pursuant to the Collateral Documents or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Security Documents. CACIB shall be entitled to assume that, as of the date hereof, all Liens purported to be granted and perfected pursuant to the Security Documents are valid and perfected Liens having the priority intended by the Finance Parties and the Security Documents.
(d)The Successor Party shall act in good faith to take possession and control of all Collateral and Liens in the possession or control of the Resigning Security Trustee (the “Possessory Collateral”), and the Resigning Security Trustee shall act in good faith to deliver all Possessory Collateral to the Successor Party (or its designated counsel), in each case as expeditiously as possible on or following the Amendment and Restatement Effective Date. Until such time as all Collateral in the possession or control of the Resigning Security Trustee, to the extent applicable, (in its capacity as such), all Liens granted in favor of the Resigning Security Trustee (in its capacity as such) in the Collateral and all Uniform Commercial Code financing statements and other filings and registrations that name ABN USA as Security Trustee under the Security Documents as a secured party have been assigned or otherwise transferred to the Successor Party as Security Trustee, the Resigning Security Trustee shall continue to hold such Collateral and/or Liens on such Collateral as bailee of the Successor Party as Security Trustee in accordance with the terms of this Agreement and the Security Documents, solely for the purposes of maintaining the priority and perfection of such Liens. ABN USA, in its capacity as Resigning Security Trustee, shall be entitled to all the benefits of the Security Trustee under
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the Loan Documents with respect to all actions taken or omitted to be taken by ABN USA in its capacity as the Security Trustee, including in connection with this Agreement. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, except as expressly amended hereby or by the Amended and Restated Credit Agreement and the other documents entered into in connection with the Agent Resignation and the ABN Assignments, the Obligors agree that all such Liens and all guarantees by each Obligor of or in respect of the Obligations pursuant to the Security Documents and Article VIII of the Credit Agreement shall in all respects be continuing and in effect and are hereby in all respects ratified and reaffirmed by the Obligors in favor of the Successor Party as Security Trustee for the benefit of the Lenders.
(e)Any reference to the Resigning Security Trustee as an additional insured and/or loss payee under any insurance required to be maintained pursuant to the Loan Documents shall, until the Successor Party is substituted as additional insured and/or loss payee thereunder, constitute a reference to the Resigning Security Trustee as sub-agent of the Successor Party.
(f)Partial Release of Collateral. Cape Town Eagle LLC (“Cape Town”), as Upstream Guarantor, made the Charter Assignment, dated January 28, 2019 (the “Cape Town 2019 Charter Assignment”), in favor of the Resigning Security Trustee, in relation to the Charter (as defined in the Cape Town 2019 Charter Assignment) in respect of Cape Town’s Vessel CAPE TOWN EAGLE, Official No. 8273, and other related Collateral (as defined in the Cape Town 2019 Charter Assignment), however such Charter has since expired and is no longer in effect. Cape Town hereby confirms that there are no outstanding proceeds, potential claims or other rights or obligations outstanding or assignable in respect of such Charter. As a consequence, upon the occurrence of the Amendment and Restatement Effective Date, the Resigning Security Trustee hereby irrevocably and unconditionally releases Cape Town from any and all obligations under the Cape Town 2019 Charter Assignment regarding the Collateral (as defined in the Cape Town 2019 Charter Assignment), and reassigns to Cape Town, without recourse, all of the Successor Party’s rights, title and interest under, in and to the Collateral (as defined in the Cape Town 2019 Charter Assignment).
10.Return of Payments.
(a)In the event that, after the Amendment and Restatement Effective Date, the Resigning Facility Agent receives any principal, interest or other amount owing to any Finance Party or the Successor Party under any Loan Document, the Resigning Facility Agent agrees that such payment shall be held in trust for the Successor Party, and the Resigning Facility Agent shall promptly return without setoff or counterclaim such payment to the Successor Party for payment to the Person entitled thereto. In the event that, after the Amendment and Restatement Effective Date, the Resigning Security Trustee receives any amount owing to any Finance Party or the Successor Party under any Loan Documents such payment shall be returned to sender without setoff or counterclaim. The parties hereto agree that any provision of any of the Loan Documents directing the Borrower to make payment to the Resigning Facility Agent shall be hereby amended to direct the Borrower to make payment to the account designated by the Successor Party to the Borrower from time to time.
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(b)In the event that, after the Amendment and Restatement Effective Date, the Successor Party receives any principal, interest or other amount owing to any Finance Party or either Resigning Party under any Loan Document, the Successor Party agrees that such payment shall be promptly forwarded to the applicable Resigning Party by wire transfer of immediately available funds to the Resigning Party in accordance with the instructions set forth on Schedule IV attached hereto, without setoff or counterclaim.
(c)Subject to Section 14(d) below and to each other provision in this Agreement or any Loan Document providing for the reimbursement or indemnification of either Resigning Party on and after the Amendment and Restatement Effective Date, on and after the Amendment and Restatement Effective Date, all payments of principal, interest, fees, expenses and other Obligations payable by the Borrower or any other Security Parties under the Loan Documents to either of the Facility Agent or the Security Trustee shall be payable to the Successor Party as and when such amounts become due and payable pursuant to the Loan Documents.
11.Guarantor Accession.
(a)Accession. Each of Sankaty Eagle LLC, Newport Eagle LLC and Montauk Eagle LLC, each a limited liability company formed in the Marshall Islands (collectively, the “Acceding Guarantors” and each an “Acceding Guarantor”), shall become a party to the Credit Agreement as a Guarantor with effect from the date hereof in all respects as if it had been an original Guarantor party to the Credit Agreement. Each Acceding Guarantor confirms that it intends to be party to the Credit Agreement as a Guarantor, undertakes to perform all the obligations expressed to be assumed by a Guarantor under the Credit Agreement and agrees that it shall be bound by all the provisions of the Credit Agreement applicable to a Guarantor as if it had been an original party to the Credit Agreement. Each Acceding Guarantor confirms that it has received a copy of the Credit Agreement, the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Guarantor under the Credit Agreement.
(b)Address for Notices. For purposes of Section 11.01 of the Loan Agreement, each Acceding Guarantor’s address for notice is:
c/o Eagle Shipping International (USA) LLC
300 First Stamford Place
Stamford, CT 06902
Email: fdecostanzo@eagleships.com

12.Third Incremental Commitments.
(a)Notwithstanding that Section 2.21 of the Credit Agreement, prior to its amendment and restatement by this Agreement, permitted up to two (2) Incremental Commitments, both of which have been exercised prior to the date hereof, the Incremental Lenders, the Lenders, the Successor Party as Facility Agent, the Successor Party as Security
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Trustee, the Borrower and the Guarantors agree that this Agreement effects the provisions of Section 2.21 of the Credit Agreement as amended by this Agreement with respect to the third of up to three (3) Incremental Commitments and shall constitute a Joinder Agreement and a Guarantor Accession Agreement pursuant to and in accordance with Section 2.21 of the Credit Agreement as amended by this Agreement.
(b)Upon the incurrence of a Loan pursuant to the Credit Agreement, such Loan shall be subject to the interest rates (including the Margin and the Commitment Fee) and terms, repayment, voluntary prepayment terms and mandatory prepayment terms applicable to the Loans as set forth in the Credit Agreement as amended and restated hereby.
(c)On (and subject to the occurrence of) the Amendment and Restatement Effective Date, each Incremental Lender of the Third Incremental Commitments party hereto to the extent provided in this Agreement and the Credit Agreement as amended and restated hereby, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.
(d)The Borrower and each Guarantor acknowledges and agrees that (i) the Borrower shall be liable for all Obligations with respect to all Loans made to the Borrower pursuant to this Agreement and (ii) all such Obligations (including all such Loans pursuant to this Agreement) shall constitute Guaranteed Obligations and shall be entitled to the benefits of the Security Documents and the guaranty set out at Article VIII of the Credit Agreement as amended and restated hereby.
13.Conditions to Effectiveness. This Agreement shall be effective as of the date (the “Amendment and Restatement Effective Date”) on which:
(a)the Resigning Parties and the Successor Party shall have received this Agreement, executed and delivered by a duly authorized officer of each Resigning Party, the Successor Party, the other Finance Parties and the Security Parties, respectively;
(b)the Successor Party shall have received that certain fee letter, dated as of the date hereof (the “Successor Party Fee Letter”), executed and delivered by a duly authorized officer or attorney-in-fact of the Borrower and (ii) the Successor Party shall have received from the Borrower payment in immediately available funds of any amounts payable pursuant to the terms of the Successor Party Fee Letter;
(c)the Facility Agent shall have received (i) a certificate of an officer or an officer of the sole member, as the case may be, of each Security Party dated the Amendment and Restatement Effective Date, certifying (A) either (i) that attached thereto is a true and complete copy of each Organizational Document of such Security Party, or (ii) that the copies of such Security Party’s Organizational Documents as previously certified and delivered to the Facility Agent on the Closing Date (or, if later, the date of joinder of such Security Party as a Guarantor under the Loan Documents) remain in full force and effect on the Amendment and Restatement Effective Date, without modification or amendment since such prior date of certification and delivery, (B) that attached thereto is a true and complete copy of resolutions
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duly adopted by the Board of Directors or sole member of such Security Party authorizing the execution, delivery and performance of this Agreement and the other Loan Documents (including, if applicable, as amended by this Agreement) to which such Security Party is a party and, in the case of the Borrower, the borrowing of the Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer, director and attorney-in-fact authorized to execute this Agreement and any Loan Document or any other document delivered in connection herewith or therewith on behalf of such Security Party, (ii) a certificate as to the good standing of each Security Party as of a date reasonably near to the Amendment and Restatement Effective Date certifying that each Security Party is in good standing under the laws of its jurisdiction of incorporation and (iii) an original or certified copy power of attorney under which any Loan Document is executed on behalf of a Security Party;
(d)the Facility Agent shall have received copies of all consents which a Security Party requires to enter into, or make any payment under, any Loan Document, each certified as of a date reasonably near the Amendment and Restatement Effective Date by an authorized person of such party as being a true and correct copy thereof, or certification by such authorized person that no such consents are required;
(e)the Facility Agent shall have received such documentation and other evidence as is reasonably requested by the Facility Agent or a Lender in order for each to carry out and be satisfied with the results of all necessary “know your customer” or other checks which it is required to carry out in relation to the transactions contemplated by this Agreement and the other Loan Documents, including without limitation obtaining, verifying and recording certain information and documentation that will allow the Facility Agent and each of the Lenders to identify each Security Party in accordance with the requirements of the PATRIOT Act;
(f)two valuations, each dated no more than thirty (30) days prior to the Amendment and Restatement Effective Date, addressed to the Facility Agent (at the expense of the Borrower) by an Approved Broker indicating the Fair Market Value of each of the Additional Vessels to be financed by the Third Incremental Commitments;
(g)the Facility Agent shall have received in form approved by the Facility Agent and the Resigning Parties, (i) an amendment to and assignment of each Vessel Mortgage identified in Schedule VI to this Agreement duly executed by the owner of the relevant Vessel reflecting this Agreement, and evidence that such amendment and assignment has been duly recorded in accordance with the Laws of the Approved Flag and (ii) evidence that all filings required to reflect the Assigned Security Interests pursuant to Section 9(a) of this Agreement and listed on Schedules II, V and VI to this Agreement have been made (including the filing of any initial financing statements and/or assignments of or amendments to financing statements under the Uniform Commercial Code or other law of the State of New York or other foreign law, and the registration, recording, filings or delivery of notices required in any relevant jurisdiction;
(h)the Facility Agent shall have received in form approved by the Facility Agent an amendment to and assignment of each Account Pledge of an Operating
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Account and the Liquidity Account duly executed by the holder of the relevant Operating Account or the Liquidity Account (as applicable) reflecting this Agreement;
(i)evidence that the Borrower has duly opened the Debt Service Account and has delivered to the Facility Agent all resolutions, signature cards and other documents or evidence required in connection with the opening, maintenance and operation of such accounts with the French Account Bank;
(j)a duly executed original of (i) an amendment to the Membership Interest Pledge and (ii) an Account Pledge with respect to the Debt Service Account, and of any documents required to be delivered thereunder;
(k)the Borrower shall have paid all reasonable and documents costs, fees, expenses and other amounts due and payable in connection with this Agreement (including without limitation upfront fees payable in connection with that certain Fee Letter, dated April 5, 2021, made among the Borrower and the Facility Agent, relating to upfront fees in connection with this Agreement) (also including all reasonable and documented out-of-pocket third-party fees and expenses incurred by the Successor Party and the Finance Parties in connection with this Agreement and the transactions contemplated hereby, including, reasonable and documented fees and expenses of Norton Rose Fulbright US LLP, counsel to the Successor Party and the other Finance Parties, and any other reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Successor Party and in connection with this Agreement and required to be indemnified pursuant to Section 11.03 of the Credit Agreement);
(l)the Facility Agent shall have received such customary legal opinions of, without limitation, Reed Smith LLP, Loyens & Loeff N.V. and Norton Rose Fulbright LLP and other documents reasonably requested by the Facility Agent in connection with this Agreement;
(m)the Facility Agent shall have received in form approved by the Facility Agent a duly executed Notice of Assignment of Insurances reflecting this Agreement from each Upstream Guarantor owning a Vessel on the date hereof pursuant to its relevant Assignment of Insurances as amended hereby;
(n)the Facility Agent shall have received a Letter of Undertaking relating to the relevant Vessel, provided by the relevant approved broker and with such approved insurance companies and/or underwriters;
(o)the Facility Agent shall have received a favorable opinion from an independent insurance consultant reasonably acceptable to the Facility Agent on such matters relating to the insurances for the each Vessel subject to a Vessel Mortgage as the Facility Agent may reasonably require; and
(p)except as expressly modified, amended or waived by this Agreement, the Amended and Restated Credit Agreement and/or the other documents entered into in connection herewith, (i) all representations and warranties set forth in Section 14(b) of
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this Agreement shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Amendment and Restatement Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date) and (ii) no Default shall have occurred and be continuing or would occur after giving effect to the Incremental Commitments or to the incurrence of the Loans pursuant to this Agreement and the application of the proceeds therefrom.
14.Miscellaneous.
(a)Payments to Resigning Parties. The Borrower shall pay to the Resigning Parties, on or prior to the date hereof, any and all outstanding fees, costs and other expenses incurred by each of the Resigning Parties in connection with performing its role as Facility Agent, Arranger or Security Trustee, as applicable, under the Loan Documents, including, without limitation, attorneys’ fees and expenses to the extent required in accordance with Section 11.03 of the Credit Agreement. Without in any way limiting the Borrower’s obligations under the Loan Documents, the Borrower shall be liable for all reasonable and documented out-of-pocket costs and expenses (provided however that the Borrower shall not be liable for the legal fees of outside counsel retained by ABN USA in connection with this Agreement, which shall be borne by ABN USA) incurred by ABN USA as Resigning Facility Agent or as Resigning Security Trustee in connection with this Agreement and in connection with any action taken from time to time as contemplated hereunder, and, the Borrower shall promptly pay ABN USA, as Resigning Facility Agent or as Resigning Security Trustee, as applicable, upon demand therefore. Any amounts owed to ABN USA as Resigning Facility Agent or as Resigning Security Trustee shall constitute “Obligations” for all purposes of the Credit Agreement and the other Loan Documents and shall be entitled to the priority currently afforded thereto by the terms of the Credit Agreement. Each of the parties hereto hereby agrees that neither ABN USA (in its capacity as Resigning Facility Agent or as Resigning Security Trustee) nor any of its Affiliates shall be under any obligation to share, rebate, disgorge or refund any fees or expense reimbursement it has received or is entitled to receive under the Loan Documents (including under this Agreement). After the Resigning Parties shall have received in full and in cash all costs, fees, expenses and any other obligations due and outstanding under the Fee Letters (as defined in the Credit Agreement prior to giving effect to this Agreement) through and including the Amendment and Restatement Effective Date, the parties hereto hereby acknowledge and agree that no further fees or compensation shall be due and payable under the Fee Letters (as defined in the Credit Agreement prior to giving effect to this Agreement).
(b)Representations and Warranties of the Borrower and the other Security Parties. In order to induce the Incremental Lenders party hereto to enter into this Agreement, to make the Loans pursuant hereto and to amend the Credit Agreement in the manner provided herein, the Borrower and each other Security Party hereby represents and warrants that:
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(i)as of the date hereof, Schedule II hereto contains a true, correct and complete list of each Security Document as of the date hereof, together with all amendments, supplements, waivers and consents thereto;
(ii)except as expressly modified, amended or waived by this Agreement, the Amended and Restated Credit Agreement and/or the other documents entered into in connection herewith, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all material respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Amendment and Restatement Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);
(iii)both before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing; and
(iv)this Agreement has been duly authorized, executed and delivered by each Security Party party hereto and each of this Agreement and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Security Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)Representations of the Consenting Lenders. Each of the Lenders party hereto hereby represents and warrants that it is duly authorized to execute, deliver and perform its obligations under this Agreement and has duly executed and delivered this Agreement, and that such execution is not prohibited by law.
(d)Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e)Continuing Effect; No Other Waivers or Amendments. Except to the extent expressly set forth herein, this Agreement shall not constitute an amendment to or waiver of any provision of the Credit Agreement or the other Loan Documents and shall not be construed as a consent to any action on the part of the Borrower, or any other subsidiary of the Borrower that would require an amendment, waiver or consent of any of the Facility Agent, the Security Trustee or any Finance Party. Except as expressly modified, amended or waived by this
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Agreement, the Amended and Restated Credit Agreement and/or the other documents entered into in connection herewith, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. After the Amendment and Restatement Effective Date, as set forth in Section 10.06 of the Credit Agreement, the provisions of Article 11 of the Credit Agreement (as they exist on the date hereof and without giving effect to any amendment, waiver or other future modification thereto that is in any manner adverse to the Resigning Parties or their subagents) shall inure to the benefit of the Resigning Parties (and, as and to the extent provided therein, their sub-agents) as to any actions taken or omitted to be taken while it was Facility Agent, Arranger or Security Trustee, as applicable, under the Credit Agreement and the other Loan Documents, and it is understood and agreed that the Successor Party (a) shall have no responsibility or liability whatsoever for any actions taken or failures to take action (including without limitation any matters relating to payments, computations and accruals) for the period prior to the Amendment and Restatement Effective Date and (b) shall receive all of the benefits, indemnifications and exculpations provided for in the Credit Agreement (including without limitation under the provisions of Article 10) that are stated therein to apply to the Facility Agent, Arranger or Security Trustee, as applicable, from and after the Amendment and Restatement Effective Date; it being understood and agreed that none of the Resigning Parties nor any of their Affiliates, officers, directors, trustees, employees, shareholders, members, attorneys, and other advisors, agents, representatives and controlling persons (collectively, the “Related Parties”) shall have any liability (express or implied) by operation of preceding clauses (a) and (b) (except to the extent arising from the gross negligence, bad faith or willful misconduct of the Resigning Parties and their Related Parties, in each case as determined by a court of competent jurisdiction in a final and non-appealable decision). The Resigning Parties shall retain all claims and rights to indemnification under the Credit Agreement and the other Loan Documents for acts, omissions, events or circumstances occurring or existing in their capacity as Facility Agent, Arranger or Security Trustee, as applicable, under the Credit Agreement and the other Loan Documents.
(f)Release. Except to the extent determined by a court of competent jurisdiction in a final and non-appealable decision to have resulted from gross negligence, bad faith or willful misconduct of a Resigning Party, the Borrower and each other Obligor hereby release any and all claims against the Resigning Parties, and their respective subagents and affiliates, arising out of, in any way connected with, or as a result of the Credit Agreement or any of their respective performances of their respective duties under the Credit Agreement and the other Loan Documents, other than, any surviving obligations under the Credit Agreement and the Loan Documents and claims relating to rights and obligations preserved by, created by, or otherwise arising out of this Agreement.
(g)Loan Documents. The parties hereto hereby agree that each of this Agreement and the Facility Agent Fee Letter shall constitute a Loan Document and that each reference to a Loan Document in the Credit Agreement or any other Loan Document shall be deemed to include this Agreement and the Facility Agent Fee Letter, and the obligations of the Security Parties under the foregoing shall constitute Obligations secured equally and ratably by the Collateral.
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(h)Confirmation and Reaffirmation of Loan Documents; Ratification of Obligations. Each Finance Party and each Security Party hereby (i) consents to the execution, delivery and performance of this Agreement and agrees that, except as expressly modified, amended or waived by this Agreement, the Amended and Restated Credit Agreement and/or the other documents entered into in connection herewith, (A) each of the Credit Agreement (including without limitation the guaranty set out at Article VIII thereof), the Security Documents and the other Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified, reaffirmed and confirmed on the Amendment and Restatement Effective Date, (B) the Security Documents to which each of the Finance Parties and each of the Security Parties is a party and all of the Collateral described therein does, and shall continue to, secure the payment and the performance of all of the Obligations now or hereafter existing pursuant to valid and continuing Liens, (C) each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents and confirms, ratifies and reaffirms that such liens and security interests continue to secure the Obligations, the Guaranteed Obligations or the Secured Obligations (as defined in the respective Security Document) as applicable under the Loan Documents, as amended, amended and restated, supplemented or modified after giving effect to this Agreement (including as such grants have been amended, supplemented or modified by this Agreement), (D) all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, as amended, supplemented or modified after giving effect to this Agreement are ratified and reaffirmed, (E) the Loans and its Obligations under the Credit Agreement and Loan Documents remain outstanding and are continuing both before and after giving effect to the Amendment and Restatement Effective Date constitute Obligations of the Security Parties, and (vi) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Guaranteed Obligations pursuant to the guaranty set out at Article VIII of the Credit Agreement, as amended, supplemented or modified after giving effect to this Agreement. The obligations incurred under the Credit Agreement and Loan Documents in respect of the Loans and any accrued and unpaid interest in respect thereto shall, to the extent outstanding on the Amendment and Restatement Effective Date, continue to be outstanding under the Credit Agreement, as amended and restated by this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall constitute an amendment and restatement but shall not constitute a substitution or novation of such obligations or any of the other rights, duties and obligations of the parties under the Credit Agreement, as amended and restated by this Agreement.
(i)Notice.
(i)The following address is to be used for purposes of communications to the Successor Party pursuant to the Credit Agreement or the other Loan Documents:
Asset Finance Groups – Ship Finance
12 Place des Etats-Unis
CS 70052
92547 Montrouge Cedex, France
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Attn : Agency and Middle-Office for Shipping
Telephone: +33 1 41 89 98 05 / +33 1 41898696
Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca-cib.com
Crédit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, New York 10019
United States
Attn: George Gkanasoulis / Manon Didier
Telephone: +1 212 261 3869 / +1 212 261 3962
Email: George.GKANASOULIS@ca-cib.com /
manon.didier@ca-cib.com / NYShipFinance@ca-cib.com
As of the Amendment and Restatement Effective Date, the Successor Party has provided its account details to the Borrower.
(ii)The following address is to be used for any communications from the Successor Party to the Resigning Parties in connection with this Agreement, the Credit Agreement or the other Loan Documents:
ABN AMRO Capital USA LLC
100 Park Avenue, 17th floor
New York, NY 10017

with a copy to:

Wudasse Zaudou
ABN AMRO Capital USA LLC
100 Park Avenue, 17th floor
New York, NY 10017
Telephone: +917-284-6697
Email: wudasse.zaudou@abnamro.com

(iii)Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Documents, the parties hereto and the Required Lenders hereby agree that all notices and other communications to the Successor Party pursuant to this Agreement may only be in writing.
(j)Legal Fees and Expenses of Successor Party. Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, the Borrower and the Required Lenders hereby agree that all of the reasonable, documented and invoiced fees, charges and disbursements of counsel to the Successor Party incurred in connection with the preparation, execution and delivery of this Agreement and any related documentation shall be payable by the Borrower pursuant to Section 11.03 of the Credit Agreement.
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(k)Reliance; Limitation of Liability.
(i)The Successor Party shall be entitled to conclusively rely upon, and neither the Successor Party nor the Resigning Parties shall incur any liability for the Successor Party’s reliance upon, the records, registers and other information supplied to it by the Security Parties or any of their respective Affiliates, and in no event shall the Successor Party or the Resigning Parties have any liability in respect of the calculations, determinations or distributions made by the Resigning Parties prior to the effectiveness of this Agreement, nor shall the Successor Party or the Resigning Parties have any liability after the effectiveness of this Agreement to the extent that any calculation, determination or distribution is made by it based in whole or in part on information supplied to it by the Security Parties or any of their respective Affiliates (except to the extent arising from the gross negligence, bad faith or willful misconduct of the Resigning Parties and their Related Parties or the Successor Party, in each case as determined by a court of competent jurisdiction in a final and non-appealable decision).
(ii)The parties hereto acknowledge and agree that CACIB, in succeeding to the position of the Facility Agent, the Arranger and the Security Trustee, has undertaken no analysis or investigation of (A)(1) the Resigning Parties’ records as to the outstanding principal amount of and any accrued interest payable on the Loans, (2) the name of each of the Lenders and the Swap Banks, the current contact information of each of the Lenders and the Swap Banks and the outstanding principal balances of the Loans or other amounts owing to each such Lender or Swap Bank under the Loan Documents, (3) the Loan Documents, or any amendments, supplements, waivers or consents thereto, (4) the documents held by, filed by, or delivered to the Resigning Parties under the Security Documents, or (5) whether or not any Event of Default has occurred or is continuing under the Credit Agreement or other Loan Documents, or (B) the accuracy, sufficiency or completeness of any of the foregoing. CACIB shall be entitled to rely on the fact that, as of the Amendment and Restatement Effective Date, all documents, materials, representations and warranties provided to it by the Resigning Parties pursuant to this Agreement are accurate and complete in all respects, subject to any applicable knowledge or other qualifications set forth in this Agreement.
(l)Schedules. Each of the Schedules attached hereto are hereby incorporated in this Agreement by reference and constitute a part of this Agreement.
(m)Incorporation of Terms.  The parties hereto acknowledge and agree that the provisions of Sections 11.02 (Waivers; Amendments), 11.03 (Expenses; Indemnity; Damage Waiver), 11.04 (Successors and Assigns), and 11.05 (Survival) of the Credit Agreement are deemed to be incorporated by reference as if expressly set out hereunder.
15.Governing Law; Waiver of Jury Trial; Jurisdiction. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (including Sections 5-1401 and 5-1402 of the General Obligations Law but otherwise excluding the laws applicable
102029966.7

to conflicts or choice of law). The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement as amended by this Agreement are incorporated herein by reference, mutatis mutandis.
16.Headings. Section headings in this Agreement are included herein for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
17.Counterparts & Electronic Execution.
(a)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
(b)The words “execution,” “signed,” “signature,” and words of like import in or relating to any document to be signed in connection with this Agreement, the Credit Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other applicable similar state laws based on the Uniform Electronic Transactions Act. The word “delivery,” and words of like import in or relating to any document to be delivered in connection with this Agreement and the transactions contemplated hereby shall be deemed to include delivery by electronic mail, which shall be of the same legal effect, validity or enforceability as physical delivery, to the extent and as provided for in applicable law. Any provision in this Agreement and the transactions contemplated hereby relating to the keeping of records shall be deemed to include the keeping of records in electronic form, which shall be of the same legal effect, validity or enforceability as the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law.
As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or logically associated with, a contract or other record and adopted by a person with the intent to sign such contract or record.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]
102029966.7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.
RESIGNING PARTIES:

ABN AMRO CAPITAL USA LLC, as the Resigning Facility Agent and Arranger
By: s/s Amit Wynalda
Name: Amit Wynalda
Title: Executive Director

By: s/s Maria Fahey
Name: Maria Fahey
Title: Director

ABN AMRO CAPITAL USA LLC, as the Resigning Security Trustee
By: s/s Amit Wynalda
Name: Amit Wynalda
Title: Executive Director

By: s/s Maria Fahey
Name: Maria Fahey
Title: Director

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

SUCCESSOR PARTY:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as the Successor Party
By: s/s Manon Didier
Name: Manon Didier
Title: Vice President

By: s/s Georgios Gkanasoulis
Name: Georgios Gkanasoulis
Title: Director

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

EXECUTION VERSION

CONSENTING LENDERS:

ABN AMRO CAPITAL USA LLC, as Consenting Lender

By: s/s Amit Wynalda
Name: Amit Wynalda
Title: Executive Director

By: s/s Maria Fahey
Name: Maria Fahey
Title: Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Consenting Lender
By: s/s Manon Didier
Name: Manon Didier
Title: Vice President

By: s/s Georgios Gkanasoulis
Name: Georgios Gkanasoulis
Title: Director
102029966.7

CONSENTING LENDERS, continued:
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Consenting Lender
By: s/s C.B.Fredrick Bjorkman
Name: C.B.Fredrick Bjorkman
Title: Authorized Signatory

By: s/s Ultrika Flygar
Name: Ultrika Flygar
Title:

DNB CAPITAL LLC, as Consenting Lender

By: s/s Samantha K Stone
Name: Samantha K Stone
Title: Vice President

By: s/s Ahelia Singh
Name: Ahelia Singh
Title: Assistant Vice President

CONSENTING LENDERS, continued:
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

DANISH SHIP FINANCE A/S, as Consenting Lender
By: s/s Erik I Lassen
Name: Erik I Lassen
Title: Chief Executive Officer

By: s/s Brian D Kristiansen
Name: Brian D Kristiansen
Title: SLM

NORDEA BANK ABP, NEW YORK BRANCH, as Consenting Lender

By: s/s Oddbjorn Warpe
Name: Oddbjorn Warpe
Title: Executive Director

By: s/s Martin Lunder
Name: Martin Lunder
Title: Managing Director
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

SWAP BANKS:
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

ABN AMRO BANK N.V., as Swap Bank
By: s/s RAV Hoefnagels
Name: RAV Hoefnagels
Title: Managing Director

NORDEA BANK ABP, as Swap Bank
By: s/s Oddbjorn Warpe
Name: Oddbjorn Warpe
Title: Executive Director

By: s/s Martin Lunder
Name: Martin Lunder
Title: Managing Director

SWAP BANKS, continued:
102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

DNB BANK ASA, as Swap Bank
By: s/s Samantha K Stone
Name: Samantha K Stone
Title: Vice President

By: s/s Ahelia Singh
Name: Ahelia Singh
Title: Assistant Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Swap Bank

By: s/s Manon Didier
Name: Manon Didier
Title: Vice President

By: s/s Georgios Gkanasoulis
Name: Georgios Gkanasoulis
Title: Director

SWAP BANKS, continued:
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Swap Bank
By: s/s C.B.Fredrick Bjorkman
Name: C.B.Fredrick Bjorkman
Title: Authorized Signatory

By: s/s Ultrika Flygar
Name: Ultrika Flygar
Title:
BOOKRUNNERS and MANDATED LEAD ARRANGERS:
102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

ABN AMRO CAPITAL USA LLC, as Bookrunner and Mandated Lead Arranger
By: s/s Amit Wynalda
Name: Amit Wynalda
Title: Executive Director

By: s/s Maria Fahey
Name: Maria Fahey
Title: Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Bookrunner and Mandated Lead Arranger

By: s/s Manon Didier
Name: Manon Didier
Title: Vice President

By: s/s Georgios Gkanasoulis
Name: Georgios Gkanasoulis
Title: Director

BOOKRUNNERS and MANDATED LEAD ARRANGERS, continued:
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Bookrunner and Mandated Lead Arranger
By: s/s C.B.Fredrick Bjorkman
Name: C.B.Fredrick Bjorkman
Title: Authorized Signatory

By: s/s Ultrika Flygar
Name: Ultrika Flygar
Title:

DNB MARKETS INC., as Bookrunner and Mandated Lead Arranger

By: s/s Tor Ivar Hansen
Name: Tor Ivar Hansen
Title: Managing Director

By: s/s Daniel Hochstadt
Name: Daniel Hochstadt
Title: Managing Director

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

BORROWER:

EAGLE BULK ULTRACO LLC, as Borrower

By:    s/s Frank De Costanzo
Name: Frank De Costanzo
Title:     CFO

PARENT:

EAGLE BULK SHIPPING INC., as Parent and as Guarantor

By:s/s Frank De Costanzo
Name: Frank De Costanzo
Title:     CFO

MANAGERS:

EAGLE BULK MANAGEMENT LLC, as Commercial Manager

By:s/s Frank De Costanzo
Name: Frank De Costanzo
Title:     CFO

EAGLE SHIP MANAGEMENT LLC, as Technical Manager

By:s/s Frank De Costanzo
Name: Frank De Costanzo
Title:     CFO

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

EXISTING UPSTREAM GUARANTORS
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[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

GANNET SHIPPING LLC,                JAY SHIPPING LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

GOLDEN EAGLE SHIPPING LLC,            KINGFISHER SHIPPING LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

GREBE SHIPPING LLC,                MARTIN SHIPPING LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

IBIS SHIPPING LLC,                    NIGHTHAWK SHIPPING LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

IMPERIAL EAGLE SHIPPING LLC,            CAPE TOWN EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

EXISTING UPSTREAM GUARANTORS, continued

FAIRFIELD EAGLE LLC,                ROWAYTON EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

MYSTIC EAGLE LLC,                    MADISON EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

SOUTHPORT EAGLE LLC,                WESTPORT EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

STONINGTON EAGLE LLC,                GREENWICH EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

GROTON EAGLE LLC,                NEW LONDON EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

EXISTING UPSTREAM GUARANTORS, continued

HAMBURG EAGLE LLC,                SYDEY EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

COPENHAGEN EAGLE LLC,                DUBLIN EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

HONG KONG EAGLE LLC,                SANTOS EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

ADDITIONAL GUARANTORS in relation to the Third Incremental Commitments:

SANKATY EAGLE LLC,                NEWPORT EAGLE LLC,
as Guarantor                        as Guarantor

By_s/s Frank De Costanzo__________            By_s/s Frank De Costanzo___
Name: Frank De Costanzo                 Name: Frank De Costanzo
Title:CFO                         Title: CFO

MONTAUK EAGLE LLC,
as Guarantor

By_s/s Frank De Costanzo__________
Name: Frank De Costanzo
Title:CFO

102029966.7
[Signature Page – Agency Resignation and Appointment Agreement and Amendment and Restatement of Credit Agreement]

102029966.7